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The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

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DSL0402 - Price/Yield - X2IO

Balance		895,685,464	Delay	18
Coupon			Dated	10/1/2004
Settle		11/10/2004	First Payment	11/19/2004

		Indices :	Spot

	Prepay	5 CPR	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR	40 CPR	45 CPR
Optional Redemption		Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)
	Price	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
	3-28	34.718	29.054	23.010	16.322	8.683	-0.065	-10.247	-18.299	-26.993
	3-29	34.407	28.739	22.688	15.986	8.330	-0.439	-10.644	-18.733	-27.470
	3-30	34.101	28.430	22.370	15.656	7.982	-0.807	-11.035	-19.161	-27.940
	3-31	33.800	28.125	22.058	15.330	7.639	-1.170	-11.420	-19.583	-28.403
	4-00	33.504	27.825	21.750	15.009	7.301	-1.527	-11.800	-19.999	-28.860
	4-01	33.212	27.529	21.447	14.693	6.967	-1.880	-12.174	-20.409	-29.310
	4-02	32.924	27.238	21.148	14.381	6.639	-2.228	-12.543	-20.813	-29.754
	4-03	32.640	26.951	20.853	14.074	6.315	-2.571	-12.908	-21.212	-30.192
	4-04	32.361	26.669	20.563	13.771	5.995	-2.909	-13.267	-21.605	-30.624
	4-05	32.085	26.390	20.277	13.472	5.680	-3.243	-13.621	-21.993	-31.050
	4-06	31.814	26.116	19.995	13.177	5.369	-3.572	-13.971	-22.375	-31.470
	4-07	31.546	25.845	19.717	12.887	5.063	-3.897	-14.316	-22.753	-31.884
	4-08	31.282	25.578	19.442	12.600	4.760	-4.218	-14.656	-23.126	-32.293
	4-09	31.022	25.315	19.172	12.317	4.461	-4.535	-14.992	-23.493	-32.697
	4-10	30.766	25.056	18.905	12.038	4.167	-4.847	-15.324	-23.856	-33.096
	4-11	30.513	24.800	18.642	11.763	3.876	-5.155	-15.652	-24.215	-33.489
	4-12	30.263	24.548	18.382	11.491	3.588	-5.460	-15.975	-24.568	-33.877
	4-13	30.017	24.299	18.126	11.223	3.305	-5.761	-16.295	-24.918	-34.261
	4-14	29.775	24.053	17.873	10.958	3.025	-6.058	-16.610	-25.263	-34.639
	4-15	29.535	23.811	17.624	10.697	2.748	-6.351	-16.922	-25.603	-35.013
	4-16	29.299	23.572	17.378	10.439	2.475	-6.641	-17.229	-25.940	-35.382
	4-17	29.065	23.336	17.135	10.184	2.205	-6.927	-17.533	-26.272	-35.747
	4-18	28.835	23.103	16.895	9.932	1.939	-7.210	-17.834	-26.601	-36.107
	4-19	28.608	22.874	16.658	9.683	1.676	-7.489	-18.131	-26.925	-36.463
	4-20	28.384	22.647	16.424	9.438	1.415	-7.765	-18.424	-27.246	-36.815
	4-21	28.162	22.423	16.192	9.195	1.158	-8.038	-18.714	-27.563	-37.163
	4-22	27.944	22.202	15.964	8.955	0.904	-8.308	-19.000	-27.876	-37.506
	4-23	27.728	21.984	15.739	8.718	0.653	-8.575	-19.284	-28.185	-37.846
	4-24	27.515	21.768	15.516	8.484	0.405	-8.838	-19.564	-28.491	-38.182
	4-25	27.304	21.555	15.296	8.253	0.160	-9.099	-19.841	-28.794	-38.513
	4-26	27.096	21.345	15.079	8.024	-0.083	-9.357	-20.114	-29.093	-38.841
	4-27	26.891	21.137	14.864	7.798	-0.323	-9.611	-20.385	-29.389	-39.166
	4-28	26.688	20.932	14.652	7.575	-0.560	-9.863	-20.653	-29.681	-39.486
Mod Durn 30360		2.83	2.80	2.72	2.60	2.46	2.32	2.18	2.00	1.82

DSL0402 - Price/Yield - X2IO

Balance		895,685,464	Delay	18
Coupon			Dated	10/1/2004
Settle		11/10/2004	First Payment	11/19/2004

		Indices :	Forward

	Prepay	5 CPR	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR	40 CPR	45 CPR
Optional Redemption		Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)
	Price	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
	3-28	32.810	27.339	21.551	15.228	7.754	-0.633	-10.241	-18.431	-26.534
	3-29	32.531	27.053	21.256	14.920	7.426	-0.983	-10.614	-18.845	-26.992
	3-30	32.255	26.771	20.965	14.616	7.102	-1.328	-10.982	-19.253	-27.443
	3-31	31.983	26.494	20.679	14.317	6.783	-1.668	-11.345	-19.655	-27.888
	4-00	31.715	26.220	20.397	14.022	6.469	-2.003	-11.704	-20.052	-28.327
	4-01	31.451	25.950	20.118	13.731	6.158	-2.334	-12.057	-20.443	-28.759
	4-02	31.191	25.685	19.844	13.444	5.852	-2.661	-12.405	-20.829	-29.186
	4-03	30.934	25.423	19.573	13.161	5.550	-2.983	-12.749	-21.210	-29.607
	4-04	30.681	25.164	19.306	12.882	5.252	-3.300	-13.088	-21.586	-30.022
	4-05	30.432	24.910	19.043	12.607	4.958	-3.614	-13.423	-21.956	-30.432
	4-06	30.186	24.658	18.783	12.336	4.668	-3.924	-13.753	-22.322	-30.836
	4-07	29.943	24.411	18.527	12.068	4.382	-4.229	-14.079	-22.683	-31.236
	4-08	29.704	24.166	18.274	11.803	4.099	-4.531	-14.401	-23.040	-31.630
	4-09	29.468	23.925	18.025	11.542	3.820	-4.828	-14.719	-23.392	-32.019
	4-10	29.235	23.687	17.779	11.284	3.545	-5.123	-15.033	-23.739	-32.403
	4-11	29.005	23.452	17.536	11.030	3.272	-5.413	-15.343	-24.083	-32.782
	4-12	28.779	23.221	17.296	10.779	3.004	-5.700	-15.649	-24.422	-33.157
	4-13	28.555	22.992	17.060	10.531	2.738	-5.983	-15.952	-24.756	-33.526
	4-14	28.334	22.767	16.826	10.286	2.476	-6.263	-16.251	-25.087	-33.892
	4-15	28.116	22.544	16.595	10.044	2.217	-6.540	-16.546	-25.414	-34.253
	4-16	27.901	22.324	16.367	9.805	1.961	-6.813	-16.838	-25.737	-34.609
	4-17	27.688	22.107	16.142	9.569	1.709	-7.083	-17.126	-26.056	-34.962
	4-18	27.479	21.892	15.920	9.336	1.459	-7.350	-17.411	-26.371	-35.310
	4-19	27.272	21.681	15.700	9.106	1.212	-7.614	-17.692	-26.682	-35.654
	4-20	27.067	21.472	15.483	8.878	0.968	-7.874	-17.971	-26.990	-35.994
	4-21	26.865	21.265	15.269	8.653	0.726	-8.132	-18.246	-27.295	-36.330
	4-22	26.665	21.061	15.057	8.431	0.488	-8.387	-18.518	-27.596	-36.663
	4-23	26.468	20.860	14.848	8.211	0.252	-8.639	-18.787	-27.893	-36.991
	4-24	26.274	20.660	14.641	7.993	0.019	-8.888	-19.053	-28.187	-37.316
	4-25	26.081	20.464	14.437	7.779	-0.212	-9.135	-19.317	-28.478	-37.637
	4-26	25.891	20.269	14.235	7.566	-0.440	-9.379	-19.577	-28.766	-37.955
	4-27	25.703	20.077	14.035	7.356	-0.665	-9.620	-19.834	-29.051	-38.269
	4-28	25.518	19.887	13.837	7.148	-0.888	-9.858	-20.089	-29.332	-38.580
Mod Durn 30360		3.12	3.05	2.95	2.81	2.63	2.46	2.31	2.08	1.89